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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                        ---------------------------


Date of Report:     July 1, 1998
Date of Earliest Event Reported:    June 29, 1998

                        GENERAL SEMICONDUCTOR, INC.
           (Exact name of registrant as specified in its charter)


      Delaware                   1-5442                     13-3575653
   (State or other        (Commission File Number)         (I.R.S. Employer
   jurisdiction of                                      Identification Number)
   incorporation or
    organization)
                           10 Melville Park Road
                          Melville, New York 11747

                  (Address of principal executive offices)




Registrant's telephone number, including area code:    (516) 847-3000


Item 5.   Other Events.

          On June 29, 1998, the registrant issued the press release filed as Exhibit 99.1 hereto.


Item 7.   Financial Statements and Exhibits.



               Exhibit           Description
               -------           -----------


                99.1             Press Release issued June 29, 1998





                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



          Dated:  July 1, 1998.


                                    GENERAL SEMICONDUCTOR, INC.


                                    By:  /s/   Andrew M. Caggia
                                       --------------------------------
                                         Andrew M. Caggia
                                         Senior Vice President and
                                         Chief Financial Officer



                               EXHIBIT INDEX



               Exhibit           Description
               -------           -----------

                99.1             Press Release issued June 29, 1998